Income Taxes	12 Months Ended
Dec. 31, 2011
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes

A reconciliation of the provision (benefit) for income taxes and the amount that would have been provided at statutory rates is as follows:

	Years Ended December 31,
(in thousands)	2011	2010	2009
Benefit at statutory rate on pretax loss	$(392)	$(3,017)	$(1,425)
Tax-exempt income on loans and investments	(1,314)	(1,446)	(1,263)
Exercise of nonqualified stock options	—	(25)	(76)
Stock-based compensation	222	209	296
Merger related expenses	—	(358)	161
Other	40	101	133
Total	$(1,444)	$(4,536)	$(2,174)

The statutory tax rate used to calculate the provision (benefit) in 2011 and in 2010 was 34% and in 2009 a 35% statutory tax rate was used due to the projected pretax consolidated earnings of the Company.

The components of income tax benefit are as follows:

	Years Ended December 31,
(in thousands)	2011	2010	2009
Current expense (benefit)	$67	$236	$(3,841)
Deferred expense (benefit)	(1,511)	(4,772)	1,667
Total	$(1,444)	$(4,536)	$(2,174)

The components of the net deferred tax asset were as follows:

	December 31,
(in thousands)	2011	2010
Deferred tax assets:
Allowance for loan losses	$7,351	$7,350
Unrealized losses on securities	—	2,901
Other-than-temporary losses	1,003	892
Stock-based compensation	923	757
Nonaccrual interest	2,002	1,492
Gain on sale of SBA loans	—	316
Foreclosed real estate write-downs	703	144
Income from LLC subsidiary	254	111
Other	486	270
Total deferred tax assets	12,722	14,233
Deferred tax liabilities:
Premises and equipment	(4,486)	(4,514)
Unrealized gains on securities	(1,965)	—
Prepaid expenses	(395)	(571)
Deferred loan fees	(968)	(885)
Total deferred tax liabilities	(7,814)	(5,970)
Net deferred tax asset	$4,908	$8,263

At December 31, 2011, the Company had a net deferred tax asset of $4.9 million. An analysis was conducted to determine if a valuation allowance against its deferred tax assets was required. The Company used current forecasts of future expected income, possible tax planning strategies, current and future economic and business conditions (such as the possibility of a decrease in real estate value for properties the Bank holds as collateral on loans), the probability that taxable income will continue to be generated in future periods and the cumulative losses in previous years to make the assessment. Management concluded that a valuation allowance was not necessary, largely based on available tax planning strategies and our projections of future taxable income.  Additional evidence considered in the analysis included recent expenses such as rebranding and consulting costs that are not expected to have a repeat impact on the Company's profitability as well as the availability of AFS securities (currently at an unrealized gain position) that could be sold to generate taxable income.

Tax expense of $119,000, $952,000 and $550,000 was recognized on net securities gains during 2011, 2010 and 2009, respectively. For 2011, the Company will receive a tax benefit on its federal income tax return totaling $0 and for 2010 and 2009, the Company received a tax benefit totaling $25,000 and $76,000, respectively, related to the exercise of non-qualified stock options and disqualified dispositions of employee stock from options exercised. The Company, or one of its subsidiaries, files income tax returns in the U.S. Federal jurisdiction and various states. The Company is no longer subject to U.S. Federal, state and local examinations by tax authorities for years before 2008.